Exhibit 99.1

Primis Financial Corp. Provides Update on Delayed Filing Process

For immediate release

Monday, August 12, 2024

McLean, Virginia, August 12, 2024 – Primis Financial Corp. (NASDAQ: FRST) (“Primis” or the “Company”), and its wholly-owned subsidiary, Primis Bank (the “Bank”), today provided an update on its consultation process with the Office of the Chief Accountant of the Securities and Exchange Commission (“SEC”) regarding the accounting for a consumer loan portfolio originated and serviced through a third-party (the “Program”). On August 9th, the SEC provided its non-objection to the Company’s accounting conclusions required to correct the prior accounting for this Program which will allow for the completion of the Company’s previously delayed Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and three and six months ended June 30, 2024, and to restate its financial statements for each of the first three quarters of 2023. The non-objection specifically addresses accounting for the Program loans and third-party agreements as separate units of account, or a “multi-unit” approach, under U.S. GAAP. As detailed further below, the Company continues to pursue a consultation with the SEC to allow for the various pieces of the Program to be treated under a single-unit approach. There can be no guarantee that the Company will be successful pursuing this “single-unit” approach and the timing of that process is uncertain.

Background

In 2021, the Company entered into agreements with a third-party to originate loans on the Company’s behalf. The third-party would provide credit support through contributions to a reserve account, surrender of excess yield the third-party would otherwise receive from the portfolio and certain other payments as spelled out in the agreements. It would also reimburse the Company for lost interest during periods where the borrower’s note might have a promotional feature such as an “interest free” option if the loan is paid in full before the period ends. In return for the credit support and the reimbursement of interest, as well as origination and servicing activities by the third-party, the Company would accept a lower yield than traditionally might be expected on similar credit.

Because of the interrelated agreements and limit on the Company’s return as described above, the Company initially chose to account for the Program as a single-unit where the borrower’s loan and all of the supporting agreements (credit support, servicing, interest reimbursement, etc.) were accounted for collectively and presented in the financial statements as such, aligning with the intended economics of the Program to the Company. In late 2022, the Company began grossing up various income statement line items in an effort to align with the presentation under U.S. GAAP for agreements with multiple counterparties. Yields were reported at the gross borrower note rates and costs were booked that brought the yields down to the contractual limit to the Company. Credit losses and associated provisions were booked as well as an offset through an “indemnification” asset that represented the credit support expected from the third-party. While this gross method did not affect the Company’s net income, it did introduce significant noise and a level of confusion about the Company’s performance, particularly regarding a portfolio that is less than seven percent of the Bank’s total loans.

In April 2024, Primis elected to pursue a consultation with the SEC about changing back to a single-unit style of accounting and presentation in its financial statements. During that process, the Company discovered that it had applied the multi-unit accounting incorrectly and it needed to be corrected before a change in methodology would be possible. The corrected methodology for multi-unit results in more volatility in the income statement versus the single-unit approach. The cumulative cash flows on the program are unaffected, but instead are recognized in different periods, and on different line items, that will materially alter performance ratios such as yields on loans, net interest margins, loan loss provisions and recognition of net charge-offs.

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A more fulsome description of the changes necessary to correct the Company’s accounting is below.

Application of Corrected Accounting

Changes to the accounting for the Program will affect a number of items on the Company’s income statement and balance sheet. A detailed discussion of these changes will be included in the Company’s forthcoming 2023 Form 10-K, but a summary of the expected changes are as follows:

•	Interest income earned on the consumer loans originated by the third-party and funded and held by the Company that are originated with promotional features (e.g. no interest due if paid off within a certain timeframe) will be deferred until the end of that promotional period. If the borrower pre-pays the loan principal before the end of the promotional period the Company has an agreement with the third-party whereby the third-party will pay the Company all of the interest that had been accruing and is forgiven to the borrower. Otherwise the deferred interest becomes the obligation of the customer at the end of the promotional period. As such, the interest on these loans is not lost, or impaired, but instead deferred until a time in the future which generally ranges from 6 months to 24 months.

•	The credit enhancement income currently recorded in noninterest income as a gain or loss on indemnification asset will be reversed. This credit enhancement income represented the credit enhancement provided to the Company from the third-party to offset credit losses primarily in the form of excess cash flows from the portfolio that otherwise would have been due to the third-party as performance fees absent credit losses, but also included the benefit of a reserve account funded by the third-party to absorb potential credit losses.

•	The Company will discontinue recording certain items within interest income and noninterest expense that were recorded originally to reflect the excess spread on the portfolio otherwise due to the third-party and largely attributed to costs related to the credit enhancement provided by the third-party.

•	The Company will account for the agreement between the Company and the third-party that governs the interest reimbursement feature provided to the Company by the third-party and potential performance fees otherwise due from the Company to the third-party as a derivative under the relevant derivative accounting guidance in U.S. GAAP. A derivative asset or liability will be recorded in the Company’s balance sheet each reporting period representing the fair value of the expected cash flows between the Company and the third-party under the aforementioned agreement with changes in the value of the derivative between each reporting period recorded in noninterest income (or noninterest expense) in the Company’s income statement.

The Company’s preliminary assessment indicated the changes would not be material to the financial results in the years ended December 31, 2022 and 2021, or any of the quarters ended during those years; however, this assessment is ongoing and still subject to change. The Company’s preliminary assessment of the impact of the changes to the year ended December 31, 2023, and the quarters ended during that year and during the first two quarters of 2024, indicated a material difference compared to previously reported preliminary results. While the Company continues to refine valuations for prior periods, particularly related to the derivative described above, the preliminary assessment of the cumulative impact is an approximately $30 million reduction to net income over prior periods and through the second quarter of 2024. The impact of the accounting changes continues to be assessed by the Company and has not been reviewed or audited by our independent auditor and therefore could change and be more or less than the preliminary impacts indicated.

The primary causes of the reductions in net income are the removal of the credit enhancement asset and related gains and deferral of the interest recognition on the loans in promotional periods, both of which are generally timing differences. At June 30, 2024, approximately 42% of the portfolio was in a promotional period with approximately $15 million of customer interest deferred at that time. Because of the length of time that has already passed since these loans were originated, 72% of the promotional periods will expire over the next three quarters. As these loans approach the end of the promotional periods, the Company expects that it will be able to begin recognizing this deferred income as the borrowers either prepay in their promotional period, triggering third-party reimbursement, or transition from their promotional periods to fully amortizing loans.

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Next Steps

The initial phase of the consultation process that ended on August 9, 2024 focused on confirming the appropriate accounting for the third-party serviced consumer loan portfolio with the loans and agreements with the third-party treated as separate units of account. The Company is working diligently with its independent auditor and external accounting advisors to quickly implement the accounting changes and complete its previously delayed filings and anticipates making its first filings around the end of August.

The Company, independently and through investor conversations, does not believe that the accounting methodology outlined above provides readers with the most useful picture of the Program and therefore believes the request to utilize a single-unit style of accounting with substantial disclosure is necessary. The Company is engaged with the SEC, its auditor and certain external accounting experts to determine if the single unit style of accounting can be supported. There can be no assurance that the Company will be successful in this consultation process and the timing of that process remains uncertain.

About Primis Financial Corp.

As of June 30, 2024, Primis had $4.0 billion in total assets, $3.3 billion in total loans and $3.3 billion in total deposits. Primis Bank provides a range of financial services to individuals and small- and medium-sized businesses through twenty-four full-service branches in Virginia and Maryland and provides services to customers through certain online and mobile applications.

Contacts:	Address:
Dennis J. Zember, Jr., President and CEO	Primis Financial Corp.
Matthew A. Switzer, EVP and CFO	1676 International Drive, Suite 900
Phone: (703) 893-7400	McLean, VA 22102

Primis Financial Corp., NASDAQ Symbol FRST

Website: www.primisbank.com

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including statements regarding our expectations regarding the impact on, and the timing of the completion and audit of, the Company’s financial statements and the filing of the period reports discussed herein (including the timing of the completion and results of the SEC consultation process regarding the accounting for the loans and third-party servicer agreements); the effects of the results of the consultation and audit process described above on prior-period financial statements or financial results; the preliminary estimated financial and operating information presented herein, which is subject to adjustment; our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations.

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Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the result of the “pre-clearance” process with the Office of the Chief Accountant of the SEC and the impact on the Company’s financial statements; risks related to the timely and correct completion of the financial statements and related filings; the risk that the completion and filing of the period reports will take significantly longer than expected and will not be completed in a timely manner; identification of any inaccuracies in our financial reporting that requires restatements of previously issued financial statements; the risk that the restatements may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing of the periodic reports with the SEC or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or further delay the filing of our periodic with the SEC; the possibility that The Nasdaq Stock Market may seek to delist the Company’s securities; the possibility that the Company will not be able to become current in its filings with the SEC; the risk of investigations or actions by governmental authorities or regulators and the consequences thereof, including the imposition of penalties; the risk that the Company may become subject to shareowner lawsuits or claims; risks related to our ability to implement and maintain effective internal control over financial reporting and/or disclosure controls and procedures in the future, which may adversely affect the accuracy and timeliness of our financial reporting; the inherent limitations in internal control over financial reporting and disclosure controls and procedures; the scope of any restatement or deficiencies, if any, in internal control over financial reporting and/or disclosure controls and procedures may be broader than we currently anticipate; remediation of any potential deficiencies with respect to the Company’s internal control over financial reporting and/or disclosure controls and procedures may be complex and time-consuming; the impact of these matters on the Company’s performance and outlook and that all of the foregoing reflects the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable.

Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

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